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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



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        Date of report (Date of earliest event reported)                September 27, 2000
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                            Stockwalk.com Group, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)
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              Minnesota                                 0-22247                               41-1756256
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   (State or Other Jurisdiction of              (Commission File Number)                    (IRS Employer
           Incorporation)                                                                  Identification No.)


        5500 Wayzata Boulevard, Suite 800, Minneapolis, Minnesota                    55416
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                (Address of Principal Executive Offices)                           (Zip Code)
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                                  763.542.6000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

The registrant has announced that it has settled the NASD arbitration case filed against Dain Rauscher by John G. Kinnard and Company, Incorporated, which is now part of the registrant. The announcement is attached hereto as Exhibit 99.1.

                           FORWARD LOOKING STATEMENTS

Information contained herein and in the Exhibit attached hereto may contain forward looking statements that involve risks and uncertainties with respect to the fair value of assets acquired, the amount of liabilities assumed and otherwise. These forward looking statements include the words "believes," "expects," "anticipates" and similar expressions. These forward looking statements involve certain risks and uncertainties, including those related to general economic and business conditions, changes in market conditions and competitive pressures.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 STOCKWALK.COM GROUP, INC.



Dated:  September 27, 2000  By: /s/ Philip T. Colton
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                               Name:  Philip T. Colton
                               Title:  Senior Vice President and General Counsel




















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                                  EXHIBIT INDEX


99.1   Press Release










































                                Exhibit Index-1